Financial Data
AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Nine Months Ended

	9/30/20	06	9/30/20	05	% C	hg	9/30/20	06	9/30/20	05	% C	hg

Operating Revenues
Voice	$ 8,464		$ 5,743		47.4%		$25,725		$17,355		48.2%
Data	4,546		2,514		80.8%		13,465		7,343		83.4%
Directory	906		917		-1.2%		2,716		2,723		-0.3%
Other	1,722		1,130		52.4%		5,258		3,434		53.1%

Total Operating Revenues	15,638		10,304		51.8%		47,164		30,855		52.9%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,664		4,364		52.7%		20,641		13,153		56.9%
Selling, general and administrative	3,620		2,175		66.4%		11,396		7,229		57.6%
Depreciation and amortization	2,437		1,803		35.2%		7,415		5,437		36.4%

Total Operating Expenses	12,721		8,342		52.5%		39,452		25,819		52.8%

Operating Income	2,917		1,962		48.7%		7,712		5,036		53.1%

Interest Expense	442		349		26.6%		1,378		1,051		31.1%
Interest Income	98		82		19.5%		278		291		-4.5%
Equity in Net Income of Affiliates	649		219		-		1,438		342		-
Other Income (Expense) - Net	11		(70)		-		37		11		-

Income Before Income Taxes	3,233		1,844		75.3%		8,087		4,629		74.7%
Income Taxes	1,068		598		78.6%		2,669		1,498		78.2%

Net Income	$ 2,165		$ 1,246		73.8%		$ 5,418		$ 3,131		73.0%

Basic Earnings Per Share:
Net Income	$ 0.56		$ 0.38		47.4%		$ 1.40		$ 0.95		47.4%
Weighted Average Common
Shares Outstanding (000,000)	3,873		3,296		17.5%		3,880		3,300		17.6%
Diluted Earnings Per Share:
Net Income	$ 0.56		$ 0.38		47.4%		$ 1.39		$ 0.95		46.3%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,892		3,306		17.7%		3,900		3,311		17.8%

Financial Data
AT&T Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Nine Months Ended
Wireline	9/30/20	06	9/30/20	05%	Chg	9/30/20	06	9/30/20	05%	Chg

Segment Operating Revenues
Voice	$ 8,464		$5,743		47.4%	$25,725		$17,355		48.2%
Data	4,546		2,514		80.8%	13,465		7,343		83.4%
Other	1,576		972		62.1%	4,805		2,970		61.8%

Total Segment Operating Revenues	14,586		9,229		58.0%	43,995		27,668		59.0%

Segment Operating Expenses
Cost of sales	6,399		4,096		56.2%	19,830		12,358		60.5%
Selling, general and administrative	3,357		1,891		77.5%	10,592		6,375		66.1%
Depreciation and amortization	2,376		1,747		36.0%	7,233		5,277		37.1%

Total Segment Operating Expenses	12,132		7,734		56.9%	37,655		24,010		56.8%

Segment Income	$ 2,454		$1,495		64.1%	$ 6,340		$ 3,658		73.3%

Cingular *

Segment Operating Revenues
Service revenues	$ 8,661	$ 7,721	12.2%	$ 24,961	$ 22,859	9.2%
Equipment sales	892	1,025	-13.0%	2,790	2,725	2.4%

Total Segment Operating Revenues	9,553	8,746	9.2%	27,751	25,584	8.5%

Segment Operating Expenses
Cost of services and equipment sales	3,725	3,667	1.6%	11,218	10,629	5.5%
Selling, general and administrative	2,836	2,881	-1.6%	8,439	8,835	-4.5%
Depreciation and amortization	1,576	1,541	2.3%	4,854	4,845	0.2%

Total Segment Operating Expenses	8,137	8,089	0.6%	24,511	24,309	0.8%

Segment Operating Income	1,416	657	-	3,240	1,275	-
Other Income (Expense) - Net	(344)	(331)	-3.9%	(1,008)	(996)	-1.2%

Segment Income	$ 1,072	$ 326	-	$ 2,232	$ 279	-

Directory

Segment Operating Revenues	$ 921	$932	-1.2%	$ 2,769	$ 2,786	-0.6%

Segment Operating Expenses
Cost of sales	277	271	2.2%	853	827	3.1%
Selling, general and administrative	162	154	5.2%	468	474	-1.3%
Depreciation and amortization	1	1	-	2	4	-50.0%

Total Segment Operating Expenses	440	426	3.3%	1,323	1,305	1.4%

Segment Operating Income	481	506	-4.9%	1,446	1,481	-2.4%
Equity in Net Income (Loss) of Affiliates	(2)	-	-	(13)	(1)	-

Segment Income	$ 479	$506	-5.3%	$ 1,433	$ 1,480	-3.2%

Other **

Segment Operating Revenues	$ 204	$ 182	12.1%	$ 604	$ 529	14.2%
Segment Operating Expenses	221	222	-0.5%	678	632	7.3%

Segment Operating Income (Loss)	(17)	(40)	57.5%	(74)	(103)	28.2%
Equity in Net Income of Affiliates	651	219	-	1,451	343	-

Segment Income	$ 634	$ 179	-	$ 1,377	$ 240	-

** Equity in Net Income of Affiliates includes our 60% proportionate share of Cingular's results

Financial Data
AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts

9/30/06 Unaudited	12/31/05

Assets
Current Assets
Cash and cash equivalents	$ 1,251	$ 1,224
Accounts receivable - net of allowances for
uncollectibles of $936 and $1,176	8,668	9,351
Prepaid expenses	1,038	1,029
Deferred income taxes	1,598	2,011
Other current assets	957	1,039

Total current assets	13,512	14,654

Property, plant and equipment - at cost	152,573	149,238
Less: accumulated depreciation and amortization	94,922	90,511

Property, Plant and Equipment - Net	57,651	58,727

Goodwill	13,385	14,055
Intangible Assets - Net	7,728	8,503
Investments in Equity Affiliates	2,222	2,031
Investments in and Advances to Cingular Wireless	33,029	31,404
Other Assets	16,365	16,258

Total Assets	$ 143,892	$ 145,632

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$ 4,713	$ 4,455
Accounts payable and accrued liabilities	14,789	17,088
Accrued taxes	3,122	2,586
Dividends payable	1,281	1,289

Total current liabilities	23,905	25,418

Long-Term Debt	26,799	26,115

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	14,368	15,713
Postemployment benefit obligation	18,150	18,133
Unamortized investment tax credits	188	209
Other noncurrent liabilities	5,081	5,354

Total deferred credits and other noncurrent liabilities	37,787	39,409

Stockholders' Equity
Common shares issued ($1 par value)	4,065	4,065
Capital in excess of par value	27,116	27,499
Retained earnings	30,653	29,106
Treasury shares (at cost)	(5,867)	(5,406)
Additional minimum pension liability adjustment	(218)	(218)
Accumulated other comprehensive income	(348)	(356)

Total stockholders' equity	55,401	54,690

Total Liabilities and Stockholders' Equity	$ 143,892	$ 145,632

Financial Data
AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Nine Months Ended
9/30/06	9/30/05

Operating Activities
Net income	$ 5,418	$ 3,131
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	7,415	5,437
Undistributed earnings from investments in equity affiliates	(1,359)	(285)
Provision for uncollectible accounts	450	561
Amortization of investment tax credits	(21)	(17)
Deferred income tax (benefit) expense	(269)	(315)
Net gain on sales of investments	(10)	(104)
Changes in operating assets and liabilities:
Accounts receivable	249	(39)
Other current assets	42	(249)
Accounts payable and accrued liabilities	(1,819)	(242)
Stock-based compensation tax benefit	(10)	(3)
Other - net	507	508

Total adjustments	5,175	5,252

Net Cash Provided by Operating Activities	10,593	8,383

Investing Activities
Construction and capital expenditures	(6,158)	(3,743)
Receipts from (investments in) affiliates - net	(633)	2,603
Dispositions	72	126
Acquisitions	(115)	(169)
Maturities of held-to-maturity securities	3	98
Proceeds from note repayment	-	37
Other	5	-

Net Cash Used in Investing Activities	(6,826)	(1,048)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	2,336	(1,656)
Repayment of other short-term borrowings	(3)	-
Issuance of long-term debt	1,491	-
Repayment of long-term debt	(2,882)	(2,123)
Purchase of treasury shares	(1,359)	(742)
Issuance of treasury shares	463	362
Dividends paid	(3,873)	(3,196)
Stock-based compensation tax benefit	10	3
Other	77	-

Net Cash Used in Financing Activities	(3,740)	(7,352)

Net increase (decrease) in cash and cash equivalents
from continuing operations	27	(17)
Net Cash Used in Operating Activities from Discontinued Operations	-	(310)

Net increase (decrease) in cash and cash equivalents	27	(327)
Cash and cash equivalents beginning of year	1,224	760

Cash and Cash Equivalents End of Period	$ 1,251	$ 433

Financial Data
AT&T Inc.
Supplementary Operating Data
Dollars in millions

Unaudited	Three Months Ended	Nine Months Ended
	9/30/2006	9/30/2005	9/30/20	06	9/30/20	05

In-Region [1]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines			25,639		26,911
Broadband Connections:
Consumer DSL Lines			6,906		5,432
U-verse High-Speed Internet Access			3		-
Satellite Broadband			4		-
Video Connections:
DISH Subscribers [2]			583		419
U-verse Video Connections			3		-

Total Consumer Revenue Connections (000)			33,138		32,762

Switched Access Lines (000)
Retail Consumer - Primary			22,068		22,922
Retail Consumer - Additional			3,571		3,989
Retail Business			17,212		17,511

Retail			42,851		44,422
Wholesale [3]			3,972		5,423
Coin [4]			264		372

Total Switched Access Lines (000)			47,087		50,217

Unbundled Loops (000)			1,637		1,598
DSL Lines in Service (000)			8,148		6,496
Net DSL Line Additions (000)	374	528	1,227		1,392
Video Subscribers (000) [2]			586		419
Net Video Subscriber Additions (000) [2]	53	15	129		96
Cingular Wireless [5]
Wireless Voice Customers (000)			58,666		52,292
Net Customer Additions (000)	1,358	867	4,535		3,186
M&A Activity, Partitioned Customers and Other Adjs	-	(17)	(13)		(26)
POPs (000,000)			296		294

[1]	In-region represents access lines served by AT&T's incumbent local exchange companies.
[2]	Video Subscribers include sales under agency agreement with EchoStar and U-verse connections.
[3]	Wholesale lines at 9-30-06 include approximately 1.22 million lines purchased by AT&T Corp.
[4]	Coin includes both retail and wholesale access lines.
[5]	Amounts represent 100% of the results from Cingular Wireless.

Non-GAAP Financial Data
AT&T Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited
Three Months Ended	Nine Months Ended

	9/30/06	9/30/05%	Chg	9/30/06	9/30/05%		Chg

Total Operating Revenues	$ 24,832	$ 18,830	31.9%	$ 73,809	$ 55,832	32.2%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	10,030	7,811	28.4%	30,753	23,175	32.7%
Selling, general and administrative	6,456	5,056	27.7%	19,835	16,064	23.5%
Depreciation and amortization	4,013	3,344	20.0%	12,269	10,282	19.3%

Total Operating Expenses	20,499	16,211	26.5%	62,857	49,521	26.9%

Operating Income	4,333	2,619	65.4%	10,952	6,311	73.5%

Interest Expense	672	582	15.5%	2,061	1,768	16.6%
Interest Income	28	19	47.4%	73	84	-13.	1%
Minority Interest	(473)	(168)	-	(1,023)	(208)	-
Equity in Net Income of Affiliates	140	87	60.9%	393	269	46.1%
Other Income (Expense) - Net	11	(68)	-	47	31	51.6%

Income Before Income Taxes	3,367	1,907	76.6%	8,381	4,719	77.6%

Income Taxes	1,202	661	81.8%	2,963	1,588	86.6%

Net Income	$ 2,165	$ 1,246	73.8%	$ 5,418	$ 3,131	73.0%

As required by GAAP rules for joint ventures, AT&T reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of AT&T’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to AT&T’s overall operations, AT&T provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to AT&T’s Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information have been reclassified to conform to the current period’s presentation.

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Nine Months Ended 9/30/06 Dollars in millions

Unaudited	Reported	Non-GAAP
	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 47,164	$ 27,751	$(1,106)		$ 73,809

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	20,641	11,218	(1,106)		30,753
Selling, general and administrative	11,396	8,439	-		19,835
Depreciation and amortization	7,415	4,854	-		12,269

Total Operating Expenses	39,452	24,511	(1,106)		62,857

Operating Income	7,712	3,240	-		10,952

Interest Expense	1,378	901	(218)		2,061
Interest Income	278	13	(218)		73
Minority Interest	(3)	(127)	(893)		(1,023)
Equity in Net Income of Affiliates	1,438	-	(1,045)		393
Other Income (Expense) - Net	40	7	-		47

Income Before Income Taxes	8,087	2,232	(1,938)		8,381

Income Taxes	2,669	491	(197)		2,963

Net Income	$ 5,418	$ 1,741	$(1,741)		$ 5,418

For the Nine Months Ended 9/30/05 Dollars in millions

Unaudited	Reported	Non-GAAP
	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 30,855	$ 25,584	$(607)		$ 55,832

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	13,153	10,629	(607)		23,175
Selling, general and administrative	7,229	8,835	-		16,064
Depreciation and amortization	5,437	4,845	-		10,282

Total Operating Expenses	25,819	24,309	(607)		49,521

Operating Income	5,036	1,275	-		6,311

Interest Expense	1,051	968	(251)		1,768
Interest Income	291	44	(251)		84
Minority Interest	(1)	(95)	(112)		(208)
Equity in Net Income of Affiliates	342	4	(77)		269
Other Income (Expense) - Net	12	19	-		31

Income Before Income Taxes	4,629	279	(189)		4,719

Income Taxes	1,498	150	(60)		1,588

Net Income	$ 3,131	$ 129	$(129)		$ 3,131

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 9/30/06 Dollars in millions

Unaudited	Reported	Non-GAAP
	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 15,638	$ 9,553	$(359)		$ 24,832

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,664	3,725	(359)		10,030
Selling, general and administrative	3,620	2,836	-		6,456
Depreciation and amortization	2,437	1,576	-		4,013

Total Operating Expenses	12,721	8,137	(359)		20,499

Operating Income	2,917	1,416	-		4,333

Interest Expense	442	306	(76)		672
Interest Income	98	6	(76)		28
Minority Interest	(1)	(43)	(429)		(473)
Equity in Net Income of Affiliates	649	-	(509)		140
Other Income (Expense) - Net	12	(1)	-		11

Income Before Income Taxes	3,233	1,072	(938)		3,367

Income Taxes	1,068	225	(91)		1,202

Net Income	$ 2,165	$ 847	$(847)		$ 2,165

For the Three Months Ended 9/30/05 Dollars in millions

Unaudited	Reported	Non-GAAP
	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 10,304	$ 8,746	$(220)		$ 18,830

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,364	3,667	(220)		7,811
Selling, general and administrative	2,175	2,881	-		5,056
Depreciation and amortization	1,803	1,541	-		3,344

Total Operating Expenses	8,342	8,089	(220)		16,211

Operating Income	1,962	657	-		2,619

Interest Expense	349	304	(71)		582
Interest Income	82	8	(71)		19
Minority Interest	-	(38)	(130)		(168)
Equity in Net Income of Affiliates	219	1	(133)		87
Other Income (Expense) - Net	(70)	2	-		(68)

Income Before Income Taxes	1,844	326	(263)		1,907

Income Taxes	598	104	(41)		661

Net Income	$ 1,246	$ 222	$(222)		$ 1,246